UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 25, 2006

Date of Report (Date of earliest event reported)

PEPSIAMERICAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File No.)	Identification No.)

4000 Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, Minnesota  55402

(Address of Principal Executive Offices, including Zip Code)

(612) 661-4000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.               COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On October 25, 2006, we publicly announced a plan to strategically realign our U.S. business to further strengthen our customer focused go-to-market strategy.  The U.S. operations will be aligned by customer and channel with dedicated functional support teams to better service our customers and foster mutual growth and our plan is to put this new structure in place at the beginning of 2007.  We expect to incur certain charges related to severance and other termination costs with the majority of the charge recorded in the fourth quarter of 2006 with the remainder of the charge recorded in fiscal year 2007.  We are unable to make an estimate of the anticipated charge at this time and will amend this current report within four days after an estimate is determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEPSIAMERICAS, INC.

Date:	October 31, 2006	By:	/s/ ALEXANDER H. WARE
Alexander H. Ware
Executive Vice President and Chief Financial Officer